Goldman Sachs Funds

TAX-FREE FUNDS

Semiannual Report April 30, 2000

High current income potential
from portfolios that invest primarily
in municipal securities.

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GOLDMAN SACHS TAX-FREE FUNDS

Market Overview

Dear Shareholder,

During the period under review, U.S. bond markets generally posted lackluster results, due to expanding economies and higher interest rates.

Market Review

The Bond Market -- Steadily rising short-term interest rates led to generally sub-par performance in many sectors of the U.S. fixed income market. Overall, we have seen spreads rise, and market-specific events also took their toll on performance. For example, a scarcity of new issues and falling investor demand detracted from results in the high yield and municipal markets.

■

     Another major factor affecting the U.S. bond market was the U.S. Treasury's decision to buy back long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds, resulting in a strong rally and an inverted yield curve.

■

The Economy -- Despite repeated attempts by the Federal Reserve Board (the "Fed") to slow economic growth, the U.S. economy continued to grow at a rapid pace. The GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. GDP growth fell to 5.4% during the first quarter of the year, but this rate is still much higher than what is deemed acceptable by the Fed in terms of keeping inflation at bay. With the lowest unemployment rate since the 1970s and increasing wage pressures, it's a virtual certainty that further short-term interest rate hikes will occur for the time being.

Outlook

We expect the Fed to remain steadfast in its resolve to cool the economy and preempt inflation. The Fed has raised interest rates five times since the end of last June, yet economic growth shows no signs of abating. Based on recent economic data it now appears the Fed will need to tighten financial conditions more quickly, and by a greater amount, to slow the economy. We now believe that the Fed will raise its Federal Funds rate target in the months to follow. When it appears that the economy has sufficiently slowed we would expect spreads to tighten.

One final note: We're pleased to announce that Tom Kenny and Ben Barber are now leading our municipal bond portfolio management efforts. Mr. Kenny and Mr. Barber joined us from Franklin Templeton Management in December 1999, and they bring over 21 years of portfolio management and credit research experience to our firm. This enhancement of the team allowed us to round out our product line-up of national municipal bond funds with the April 2000 launch of the Goldman Sachs High Yield Municipal Fund.

As always, we appreciate your support and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ David B. Ford	/s/ David W. Blood	/s/ Sharmin Mossavar-Rahmani

David B. Ford	David W. Blood	Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments,
Asset Management	Asset Management	Goldman Sachs Asset Management
May 9, 2000

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

GOLDMAN SACHS TAX-FREE FUNDS

Fixed Income Investment Process

With our fixed income portfolios, we seek consistent, strong performance. We actively manage our funds within a research-intensive, risk-managed framework instead of attempting to anticipate interest rate movements.

FIXED INCOME SECURITY SELECTION

Sector Allocation

1

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

Security Selection

2

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

Yield Curve Strategies

3

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

Fund Basics

Short Duration Tax-Free Fund
as of April 30, 2000

Assets Under Management

$70.4 Million

NASDAQ SYMBOLS

Class A Shares

GSDTX

Class B Shares

GSDBX

Class C Shares

GSTCX

Institutional Shares

GSDUX

Service Shares

GSTAX

Performance Review

October 31, 1999- April 30, 2000	Fund Total Return (based on NAV)[1]	30-Day Taxable Equivalent Yield[2]	30-Day Standardized Yield[3]	Lehman 3-Year Muni Bond Index[4]
Class A	1.02%	7.86%	4.75%	1.31%
Class B	0.72%	7.02%	4.24%	1.31%
Class C	0.64%	N/A	N/A	1.31%
Institutional	1.12%	8.69%	5.25%	1.31%
Service	0.97%	7.85%	4.74%	1.31%

[1]

The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions.

[2]	The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

[3]

The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]	The Lehman 3-Year Municipal Bond Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

Standardized Total Returns

For the period ending 3/31/00	Class A	Class B	Class C	Institutional	Service
One Year[5]	-1.13%	-1.79%	-0.94%	1.21%	0.61%
Five Years[5]	N/A	N/A	N/A	4.38%	3.84%
Since Inception[5]	2.89%	2.58%	2.35%	4.07%	3.71%
	(5/1/97)	(5/1/97)	(8/15/97)	(10/1/92	(9/20/94)

[5]

The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Portfolio Composition as of 4/30/00[6]

Sector Allocation		Credit Allocation
Revenue Bonds	60.0%	AAA	31.0%
Pre-refunded	12.0%	AA	25.0%
General Obligations	19.0%	A	32.0%
Insured Revenue Bonds	9.0%	BBB	12.0%

[6]

The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and therefore, may not sum to 100%.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

Short Duration Tax-Free Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the six month period that ended April 30, 2000.

Performance Review

Over the six month period that ended April 30, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 1.02%, 0.72%, 0.64%, 1.12% and 0.97%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Three-Year Municipal Bond Index, generated a cumulative total return of 1.31%.

Municipal Market Performance

During the reporting period, the municipal market generally followed the direction of U.S. Treasury interest rates, with short-term rates increasing, while longer-term rates declined. Although the yield curve inverted in the Treasury market, the municipal market maintained a positive slope, due to the relatively strong demand for 1-10 year bonds.

However, overall municipal demand was relatively subdued, as many investors continued to focus on the equity markets and liquidated assets to pay for tax liabilities toward the end of the reporting period. Fortunately, municipal issuance for all of 1999 and into the first quarter of 2000 decreased 21% and 37%, respectively. This was largely a result of lower refunding volume which, in turn, reflected higher interest rates. In addition, although credit trends in the municipal market have been quite positive-with the number of rating agency upgrades far outpacing downgrades-credit spreads widened to five-year highs during the latter part of 1999 and into 2000. This was generally due to a number of technical factors. As we closed out the reporting period, credit spreads began to narrow, as many investors purchased lower-quality issues at attractive levels.

Portfolio Composition

During the reporting period we increased the Fund's allocation in both the revenue bond and general obligation sectors, while decreasing the pre-refunded and insured sector exposure. In addition, although the overall portfolio credit quality remained in the AA range, we increased our A and BBB exposure in an attempt to take advantage of the attractive credit spreads described above. We also took the opportunity to replace certain bonds in the portfolio with securities we deemed to have more favorable structures, that may also be more defensive in a volatile interest rate environment.

PERFORMANCE OVERVIEW

The Goldman Sachs Short Duration Tax-Free Fund seeks current income, consistent with low volatility of principal, that is exempt from regular federal income tax, primarily through investments in municipal securities.

Portfolio Highlights

Although the reporting period proved to be a difficult one for the fixed income markets, particularly in the short-end of the yield curve, we are pleased with the Fund's performance relative to its benchmark and peer group.

Portfolio Outlook

The reporting period ended on a positive note as credit spreads began to narrow and the overall municipal market showed signs of stabilizing. Provided these trends continue, we remain cautiously optimistic on the outlook for the municipal market. Finally, we will continue to look for "value" opportunities in the municipal market and adjust the portfolio as needed. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

May 9, 2000

FUND BASICS

Municipal Income Fund
as of April 30, 2000

Assets Under Management

$106.9 Million

NASDAQ SYMBOLS

Class A Shares

GSMIX

Class B Shares

GSMBX

Class C Shares

GSMUX

Institutional Shares

GSMTX

Service Shares

GSMEX

PERFORMANCE REVIEW

October 31, 1999- April 30, 2000	Fund Total Return (based on NAV)[1]	30-Day Taxable Equivalent Yield[2]	30-Day Standardized Yield[3]	Lehman 15-Year Muni Bond Index[4]
Class A	2.35%	7.90%	4.77%	3.74%
Class B	1.90%	7.02%	4.24%	3.74%
Class C	1.97%	7.02%	4.24%	3.74%
Institutional	2.56%	8.96%	5.41%	3.74%
Service	2.38%	N/A	N/A	3.74%
[1]

The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions.

[2]	The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

[3]

The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]

The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS

For the period ending 3/31/00	Class A	Class B	Class C	Institutional	Service
One Year[5]	-7.15%	-8.33%	-4.41%	-2.40%	-2.82%
Five Years[5]	4.57%	0.0%	0.0%	0.0%	5.50%
Since Inception[5]	4.12%	3.52%	2.30%	3.41%	4.81%
	(7/20/93)	(5/1/96)	(8/15/97)	(8/15/97)	(7/20/93)[6]

[5]

The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

[6]

Performance data for Service shares prior to 8/15/97 (commencement of operations) is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Portfolio Composition as of 4/30/00[7]

Sector Allocation		Credit Allocation
Insured Revenue Bonds	26.0%	AAA	47.0%
Revenue Bonds	41.0%	AA	15.0%
Insured General Obligations	14.0%	A	19.0%
General Obligations	13.0%	BBB	19.0%
Pre-Refunded	4.0%
VRDN	2.0%
[7]

The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and therefore, may not sum to 100%.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Municipal Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the six month period that ended April 30, 2000.

Performance Review

Over the six month reporting period that ended April 30, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 2.35%, 1.90%, 1.97%, 2.56% and 2.38%, respectively. These returns underperformed the 3.74% return generated by the Fund's benchmark, the Lehman Brothers 15-Year Municipal Bond Index.

Municipal Market Performance

During the reporting period, the municipal market generally followed the direction of U.S. Treasury interest rates, with short-term rates increasing, while longer-term rates declined. Although the yield curve inverted in the Treasury market, the municipal market maintained a positive slope, due to the relatively strong demand for 1-10 year bonds.

However, overall municipal demand was relatively subdued, as many investors continued to focus on the equity markets and liquidated assets to pay for tax liabilities toward the end of the reporting period. Fortunately, municipal issuance for all of 1999 and into the first quarter of 2000 decreased 21% and 37%, respectively. This was largely a result of lower refunding volume which, in turn, reflected higher interest rates. In addition, although credit trends in the municipal market have been quite positivew-ith the number of rating agency upgrades far outpacing downgrades-credit spreads widened to five-year highs during the latter part of 1999 and into 2000. This was generally due to a number of technical factors. As we closed out the reporting period, credit spreads began to narrow, as many investors purchased lower-quality issues at attractive levels.

Portfolio Composition

During the reporting period, we took advantage of market opportunities to refocus the portfolio structure. Specifically, we concentrated on bond structure and credit quality exposure. For example, we attempted to enhance the overall portfolio's structure by replacing bonds that were highly sensitive to interest rate changes (e.g. zero coupon and discount bonds) with more defensive structures such as par and premium bonds. In addition, as credit spreads widened, we increased the Fund's holdings in the BBB bonds and, correspondingly, decreased the AA exposure. The Fund maintained a high overall credit quality profile in the AA range, but is now much more balanced and diversified among the rating categories. Overall, these changes resulted in a higher percentage of revenue bond holdings.

PERFORMANCE OVERVIEW

The Goldman Sachs Municipal Income Fund seeks a high level of current income exempt from regular federal income tax that is consistent with preservation of capital, primarily through investments in municipal securities.

Portfolio Highlights

With some of the changes mentioned above, we have attempted to refocus the portfolio to be less volatile to interest rate changes, while investing in what we deemed to be "value" opportunities in the market. As a result, we increased the annualized distribution rate by approximately 75 basis points, or 3/4 of a percent, since January 2000, and the Fund's performance significantly improved during the second half of the reporting period.

Portfolio Outlook

The reporting period ended on a positive note as credit spreads began to narrow and the overall municipal market showed signs of stabilizing. Provided these trends continue, we remain cautiously optimistic on the outlook for the municipal market. Finally, we will continue to look for "value" opportunities in the municipal market and adjust the portfolio as needed.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

May 9, 2000

Fund Basics

High Yield Municipal Fund

as of April 30, 2000

Assets Under Management

$156.3 Million

NASDAQ Symbols

Class A Shares

GHYAX

Class B Shares

GHYBX

Class C Shares

GHYCX

Institutional Shares

GHYIX

Performance Review

April 3, 2000- April 30, 2000	Fund Total Return (based on NAV)[1]	Lehman High Yield Muncipal Bond Index[2]	Lehman Municipal Bond Index[2]
Class A	0.40%	-0.24%	-0.59%
Class B	0.44%	-0.24%	-0.59%
Class C	0.34%	-0.24%	-0.59%
Institutional	0.43%	-0.24%	-0.59%
1

The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions.

2	The Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Municipal Bond Index are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Standardized Total Returns

For the period ending 3/31/00	Class A	Class B	Class C	Institutional
Since Inception3	N/A	N/A	N/A	N/A
(4/3/00)
3

The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Portfolio Composition as of 4/30/00 [4]

Sector Allocation		Credit Allocation
Revenue Bonds	85.0%	AA	15.0%
VRDN	15.0%	BBB	42.0%
		BB	41	.0%*
		B	2	.0%*
4

The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and therefore, may not sum to 100%. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

*	Reflects NSRO rating or internal rating if not rated.

PERFORMANCE OVERVIEW

High Yield Municipal Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Municipal Fund from its inception through April 30, 2000.

Performance Review

During the short period of time from the Fund's inception on April 3, 2000 through April 30, 2000, the Fund's Class A, B, C and Institutional shares generated cumulative total returns, at net asset value, of 0.40%, 0.44%, 0.34% and 0.43%, respectively.

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, and invests in securities that may also have the potential for capital appreciation.

Portfolio Composition

The Goldman Sachs High Yield Municipal Fund is now almost fully invested. The Fund's launch date proved to be an attractive entry point into the high yield municipal market, and offered some extremely attractive new issues and secondary market opportunities.

We have overweighted the portfolio in both the healthcare and land-secured, or special assessment sectors. We believe both areas offer attractive investment opportunities while our fundamental credit research will seek to mitigate risk. In the healthcare sector we focused on issuers that offer compelling characteristics that we feel are important to their long-term success. These include firms with dominant market positions, respectable balance sheets, strong management teams, and those that generally operate in a reasonable healthcare environment from both a regulatory and competitive perspective. In the land-secured, or special assessment area, we have purchased issues in areas exhibiting strong economic and demographic profiles and strong developers that are in desirable locations.

Portfolio Outlook

The Fund held 38 different issues by the end of the reporting period, and we look to further diversify the portfolio in the coming months. Looking ahead, the high yield municipal income new issue calendar seems to be expanding for the June/July timeframe. As such, we will selectively invest in securities that we believe offer the greatest long-term potential for Fund shareholders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income-Municipal Investment Management Team

May 9, 2000

GOLDMAN SACHS TAX-FREE FUNDS

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

1
Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

2
In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

3
Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

April 30, 2000 (Unaudited)

The following graph shows the value as of April 30, 2000, of a $10,000 investment made on October 1, 1992 (commencement of operations) in the Institutional shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman Brothers 3-Year Municipal Bond Index (“Lehman 3-Year Muni Bond Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institutional shares due to differences in fees and loads.

Short Duration Tax-Free Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1992 to April 30, 2000.

Average Annual Total Return through April 30, 2000	Since Inception	Five Years	One Year	Six Months(a)

Class A shares (commenced May 1, 1997)
Excluding sales charges	3.45%	n/a	0.60%	1.02%
Including sales charges	2.77%	n/a	-1.43%	-0.98%

Class B shares (commenced May 1, 1997)
Excluding contingent deferred sales charges	2.83%	n/a	0.00%	0.72%
Including contingent deferred sales charges	2.49%	n/a	-2.00%	-1.30%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.25%	n/a	-0.15%	0.64%
Including contingent deferred sales charges	2.25%	n/a	-1.15%	-0.37%

Institutional shares (commenced October 1, 1992)	4.01%	4.31%	0.90%	1.12%

Service shares (commenced September 20, 1994)	3.66%	3.79%	0.40%	0.97%

(a)	Not annualized.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
April 30, 2000 (Unaudited)
Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 96.3%

Arkansas – 2.9%
Arkansas State Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$ 510,000	6.10%	02/01/2004	$ 508,429
410,000	6.20	02/01/2005	408,262
1,140,000	6.25	02/01/2006	1,132,134

			$ 2,048,825

Colorado – 1.8%
Larimer County School District COPS No.1 Poudre Series 1991 D (AAA/Aa3)#
$1,150,000	10.00%	12/01/2001	$ 1,239,378

Connecticut – 3.1%
Connecticut State Health and Educational Facilities RB for Special Care Issue 1997 B (BBB/Baa2)
$2,365,000	5.13%	07/01/2007	$ 2,213,522

District of Columbia – 0.7%
District of Columbia GO Bonds Series 1993 A (BBB/Baa3)
$ 520,000	5.50%	06/01/2001	$ 522,023

Illinois – 4.3%
Illinois Health Facilities Authority RB for Highland Park Hospital Series A (FGIC) (AAA/Aaa)#
$1,000,000	5.20%	10/01/2001	$ 1,004,960
Illinois Student Assistance Community Student Loan RB Senior Series 2000 TT (Aaa)
2,000,000	4.90	09/01/2002	1,997,260

			$ 3,002,220

Indiana – 10.0%
Indiana Health Facilities Financing Authority Hospital RB for Methodist Hospitals Series 1992 (A2)
$2,200,000	6.75%	09/15/2009	$ 2,276,648
Logansport Multi-Purpose School Building Corp. First Mortgages Series 1992 (A)
2,195,000	5.90	07/01/2005	2,253,870
Marion County Hospital Authority Facility RB for Methodist Hospitals of Indiana Series 1989 (AAA/Aa3)
2,450,000	6.50	09/01/2013	2,488,930

			$ 7,019,448

Louisiana – 8.1%
Lake Charles Harbor and Terminal District Port Facilities RB for Trunkline Long Project Series 1992 (A3)
$2,500,000	7.75%	08/15/2022	$ 2,673,375
Louisiana Offshore Deepwater Port Terminal RB Series 1992 B (A/A3)
1,000,000	5.85	09/01/2000	1,002,740
Louisiana State Correctional Facility Corp. Lease RB Series 1993 (FSA) (AAA/Aaa)
$2,000,000	5.60%	12/15/2003	$ 2,037,220

			$ 5,713,335

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Maryland – 3.7%
Maryland State Health and Higher Educational Facilities Authority RB Series 1997 (A-)#
$1,600,000	5.50%	01/01/2021	$ 1,597,856
Maryland State Health and Higher Educational Facilities Authority RB Series 1997 (LOC) (A)#
1,000,000	4.75	07/01/2021	998,610

			$ 2,596,466

Massachusetts – 3.7%
Massachusetts State GO Bonds Series 1995 A (AA-/Aa2)
$2,500,000	6.25%	07/01/2003	$ 2,593,825

Missouri – 2.4%
St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
$1,655,000	5.30%	07/15/2002	$ 1,670,276

Nebraska – 2.5%
Nebraska Investment Finance Authority MF Hsg. for Wycliffe West RB Series 1995 A (FNMA) (AAA)#
$1,720,000	5.50%	12/01/2025	$ 1,735,360

New Jersey – 3.2%
New Jersey Economic Development Authority RB First Mortgage Keswick Pines Project Series 1993 (AAA/Aaa)
$1,975,000	8.75%	01/01/2024	$ 2,245,930

New York – 8.7%
New York GO Bonds Series 1991 B (A-/A3)
$2,000,000	7.50%	02/01/2003	$ 2,114,320
New York GO Bonds Series 1992 A (A-/A3)
1,000,000	6.25	08/01/2003	1,033,290
New York State COPS Series 1999 (A/Baa1)
3,000,000	5.00	09/01/2001	3,006,270

			$ 6,153,880

North Carolina – 0.7%
North Carolina Municipal Power Agency RB for No.1 Catawba Electric Revenue Series 1992 (BBB+/Baa1)
$ 480,000	5.90%	01/01/2003	$ 482,179

Ohio – 5.7%
Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BB-/Baa3)#
$1,000,000	5.80%	06/01/2016	$ 1,012,670
Ohio GO Bonds for Higher Educational Capital Facilities Series 2000 A (AA+/Aa1)
3,000,000	5.00	02/01/2004	3,002,820

			$ 4,015,490

Pennsylvania – 10.5%
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/Baa2)#
$1,250,000	5.20%	04/01/2021	$ 1,216,263
Pennsylvania GO Bonds Series 1992 (AA/Aa3)
2,500,000	6.30	09/15/2005	2,596,250

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Pennsylvania – (continued)
Philadelphia Water and Wastewater RB Prerefunded Series 1993 (FGIC) (AAA)
$3,450,000	5.65	06/15/2012	$ 3,580,030

			$ 7,392,543

South Carolina – 3.6%
Georgetown County PCRB for International Paper Co. Project Series 1992 (BBB+/Baa1)
$2,500,000	6.25%	06/15/2005	$ 2,566,775

Tennessee – 8.0%
Clarksville Public Building Authority RB for Pooled Loan Program Series 1993 (AA)
$1,500,000	4.75%	12/01/2000	$ 1,502,910
East Ridge Industrial Development Board RB for The Kroger Co. Series 1993 (Baa3)
1,000,000	5.75	09/01/2000	1,001,640
Elizabethton Health and Educational Facilities Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
1,330,000	5.00	07/01/2003	1,324,161
Johnson City Health and Educational Facilities Board Hospital RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
1,785,000	5.00	07/01/2003	1,777,164

			$ 5,605,875

Texas – 5.0%
Memorial Villages Water Authority GO Bonds Series 1990 (Aa3)#
$ 390,000	7.00%	09/01/2000	$ 392,121
Titus County Fresh Water RB for Southwestern Electric Power Co. Series 1991 A (A1)
2,945,000	8.20	08/01/2011	3,121,229

			$ 3,513,350

Washington – 4.0%
Washington Public Power Supply System RB for Nuclear Project No.3 Series 1998 A (AA-/Aa1)
$2,850,000	5.00%	07/01/2002	$ 2,841,165

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Wisconsin – 3.7%
Wisconsin GO Bonds Series 1992 (AA/Aa2)
$1,300,000	6.10%	05/01/2004	$ 1,349,764
Wisconsin State Health and Educational Facility RB for Medical College of Wisconsin Series 1993 (A)
1,240,000	5.30	12/01/2003	1,242,344

			$ 2,592,108

TOTAL DEBT OBLIGATIONS
(Cost $68,564,990)			$67,763,973

Short-Term Obligation – 1.4%

California – 1.4%
Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas Apartments Series 1 (LOC) (A3)#"
$1,000,000	4.80%	12/15/2000	$ 1,000,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,000,000)			$ 1,000,000

TOTAL INVESTMENTS
(Cost $69,564,990)			$68,763,973

#	Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 2000.
"	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the next reset dates.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg.	—Multi-Family Housing
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
April 30, 2000 (Unaudited)

The following graph shows the value as of April 30, 2000, of a $10,000 investment made on August 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman Brothers 15-Year Municipal Bond Index (“Lehman 15-Year Muni Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Municipal Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1993 to April 30, 2000.(a)

Average Annual Total Return through April 30, 2000	Since Inception	Five Years	One Year	Six Months (b)

Class A shares (commenced July 20, 1993)
Excluding sales charges	4.67%	5.35%	-3.38%	2.35%
Including sales charges	3.96%	4.39%	-7.73%	-2.23%

Class B shares (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.02%	n/a	-4.10%	1.90%
Including contingent deferred sales charges	3.24%	n/a	-8.88%	-3.19%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.93%	n/a	-4.03%	1.97%
Including contingent deferred sales charges	1.93%	n/a	-4.99%	0.95%

Institutional shares (commenced August 15, 1997)	3.05%	n/a	-2.99%	2.56%

Service shares (commenced August 15, 1997)	2.70%	n/a	-3.39%	2.38%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
(b)	Not annualized.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 95.6%

Arizona – 4.2%
Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments Series 1996 A (AAA)
$1,795,000	5.85%	01/01/2008	$ 1,842,747
Maricopa County United School District RB No. 41 (FSA) (AAA/Aaa)
2,500,000	6.25	07/01/2015	2,615,250

			$ 4,457,997

Arkansas – 4.6%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$5,000,000	7.25%	02/01/2020	$ 4,940,150

Colorado – 2.7%
Aurora Centretech Metropolitan District Series 1998 C (LOC) (A+)#
$2,000,000	4.88%	12/01/2028	$ 1,902,200
Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB+/Baa3)
1,000,000	6.88	10/01/2032	982,730

			$ 2,884,930

Connecticut – 1.0%
Mashantucket Western Pequot Tribe Prerefunded RB Series 1996 A (AAA/Aaa)
$1,000,000	6.50%	09/01/2005	$ 1,071,240

Florida – 3.0%
Port Everglades Authority RB Series 1986 (AAA/Aaa)
$2,785,000	7.13%	11/01/2016	$ 3,211,996

Illinois – 11.2%
Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)
$2,500,000	5.50%	01/01/2010	$ 2,525,850
Illinois Education Facilities Authority RB for Midwestern University Series 1998 B (ACA) (A)
2,500,000	5.50	05/15/2028	2,215,650
Lake County Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.00	11/01/2016	3,692,756
Lake County Unified School District No. 116 Round Lake GO Bonds Series 1996 (FSA) (AAA/Aaa)
1,000,000	7.60	02/01/2013	1,182,120
2,000,000	7.60	02/01/2014	2,355,980

			$ 11,972,356

Indiana – 1.3%
Indiana Bond Bank for Hendricks County RB Series 1997 B (LOC) (AA-)
$1,420,000	6.00%	02/01/2012	$ 1,353,913

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Kentucky – 1.0%
Nelson County Industrial Building RB for Mabex Universal Corp. Project Series 1995 (AMT) (LOC) (Aa3)
$1,000,000	6.50%	04/01/2005	$ 1,022,230

Louisiana – 1.7%
Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)#
$1,785,000	5.95%	11/01/2015	$ 1,837,015

Maine – 0.5%
Maine Educational Loan Authority RB Series 1992 A-1 (AMT) (Aaa)
$ 505,000	6.80%	12/01/2007	$ 524,508

Michigan – 4.2%
Michigan Higher Educational Facility RB for the Thomas M. Cooley Law School Series 1998 (LOC) (A+)
$4,000,000	5.40%	05/01/2018	$ 3,639,960
Oakland County Economic Development Corp. RB for Cranbrook Community Series 1998 (Aa2)
1,000,000	5.00	11/01/2017	897,850

			$ 4,537,810

Mississipi – 2.0%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$2,500,000	5.88%	04/01/2022	$ 2,148,325

Nevada – 3.9%
Las Vegas New Convention and Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)
$2,500,000	6.00%	07/01/2014	$ 2,577,250
Washoe County GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)
1,585,000	6.38	07/01/2023	1,632,455

			$ 4,209,705

New Hampshire – 1.5%
New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 A (BBB-/Ba3)
$1,085,000	7.65%	05/01/2021	$ 1,112,657
New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 C (BBB-/Ba3)
510,000	7.65	05/01/2021	523,000

			$ 1,635,657

New Mexico – 5.5%
Farmington PCRB Public Service Co. New Mexico San Juan Project Series 1997 D (Baa3)
$2,760,000	5.80%	04/01/2022	$ 2,487,201
Farmington PCRB Public Service Co. New Mexico Series 1997 D (BBB-/Baa3)
3,530,000	6.38	04/01/2022	3,351,241

			$ 5,838,442

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

New York – 12.4%
Babylon Waste Facilites GO Bonds Series 1993 (FGIC) (AAA/Aaa)
$3,000,000	9.00%	08/01/2011	$ 3,909,150
New York City Transitional Financial Authority RB Future Tax Secured Series 2000 B (AA/Aa3)
1,910,000	6.00	11/15/2024	1,927,133
New York GO Bonds Series 1996 G (A-/A3)
3,900,000	5.75	02/01/2014	3,909,243
New York GO Bonds Series 1997 J (A-/A3)
2,000,000	6.00	08/01/2017	2,027,020
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.50	11/01/2014	1,493,670

			$ 13,266,216

North Dakota – 1.9%
Mercer County PCRB for Basin Electric and Power Series 1995-2 (AMBAC) (AAA/Aaa)
$2,000,000	6.05%	01/01/2019	$ 2,018,020

Ohio – 2.9%
Cuyahoga County Port Authority RB for Rock and Roll Hall of Fame Series 1997
$ 600,000	5.45%	12/01/2005	$ 587,742
Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BB-/Baa3) #
2,500,000	5.80	06/01/2016	2,531,675

			$ 3,119,417

Pennsylvania – 1.1%
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/Baa2) #
$1,250,000	5.20%	04/01/2021	$ 1,216,262

Tennessee – 8.1%
Elizabethton Health and Educational Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
$2,000,000	6.25%	07/01/2015	$ 2,105,900
Johnson City Health and Educational Facilities Board Hospital RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.25	07/01/2016	3,142,770
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (A2)
1,280,000	6.00	10/01/2009	1,288,141
Tennessee Housing Development Agency for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.85	07/01/2011	2,147,104

			$ 8,683,915

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Texas – 7.0%
Gregg County Health Facilities Development Corp. RB for Good Shephard Medical Center Project Series 2000 (AA/Baa2)
$3,000,000	6.38%	10/01/2025	$ 2,968,110
Harris County MF Hsg. RB for Windfern Apartments Series 1999 A (A)
4,000,000	5.90	07/01/2019	3,689,760
Waxahachie Independent School District GO Bonds Series 2000 (PSF) (Aaa)°
1,855,000	6.25	08/15/2013	836,568

			$ 7,494,438

Washington – 8.6%
Chelan County Public Utilities District No. 001 RB for Chelan Hydro Project Series 1997 D (AMT) (MBIA) (AAA/Aaa)
$2,500,000	6.35%	07/01/2028	$ 2,555,825
King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)
3,965,000	6.25	01/01/2016	4,116,027
Washington Public Power Supply System RB for Nuclear Project No. 2 Series 1996 A (AMBAC) (AAA/Aaa)
2,500,000	5.70	07/01/2011	2,524,275

			$ 9,196,127

Wisconsin – 5.3%
Wisconsin State GO Bonds Series 1999 C (AA/Aa2)
$5,380,000	6.25%	05/01/2015	$ 5,642,329

TOTAL DEBT OBLIGATIONS
(Cost $102,977,487)			$ 102,282,998

Short-Term Obligation – 2.6%

Texas – 2.6%
Harris County Health Facilities Development Corp. RB VRDN for Methodist Hospital Series 1994 (Morgan Guaranty Trust SPA) (AA/A-1+)#
$2,800,000	5.80%	05/01/2000	$ 2,800,000

TOTAL SHORT-TERM OBLIGATION
(Cost $2,800,000)			$ 2,800,000

TOTAL INVESTMENTS
(Cost $105,777,487)			$ 105,082,998

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

#	Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 2000.

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
FGIC	—Insured by Financial Guaranty Insurance Co.
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg.	—Multi-Family Housing
PCRB	—Pollution Control Revenue Bond
PSF	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
VRDN	—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments
April 30, 2000 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 94.6%

Arizona – 2.8%
Pima County IDA RB for Tucson Electric Power Co. Project Series 1997 B (B+/Ba3)
$ 5,000,000	6.00%	09/01/2029	$ 4,367,600

California – 0.8%
Chula Vista Community Facilities District RB No. 99-1-Otay Series 2000
$ 1,225,000	7.63%	09/01/2029	$ 1,237,017

Colorado – 2.9%
Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB+/Baa3)
$ 1,620,000	6.88%	10/01/2032	$ 1,592,023
Saddle Rock South Metropolitan GO Bonds Ltd. Mill Levy Obligation Series 2000
3,000,000	7.20	12/01/2019	2,973,600

			$ 4,565,623

Connecticut – 0.4%
Connecticut Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Baa1)
$ 695,000	5.88%	07/01/2022	$ 587,560

Florida – 24.5%
Arbor Greene Community Development District RB Series 2000
$ 2,000,000	6.50%	05/01/2007	$ 1,976,220
Brooks of Bonita Springs Community Development District RB for Capital Improvements Series 2000 A
6,000,000	7.00	05/01/2031	5,984,940
Fleming Island Plantation BAN Series 2000
7,500,000	6.30	09/01/2000	7,488,225
Mediterra South Community Development District RB for Capital Improvement Series 1999 B
2,000,000	6.25	05/01/2004	1,986,100
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
500,000	6.95	05/01/2031	488,175
Orlando Special Assessment RB Conroy Road Interchange Project Series 1998 A
3,250,000	5.80	05/01/2026	2,784,438
Parkway Center Community Development District Special Assessment Series 2000 A
905,000	8.25	05/01/2031	902,728
Parkway Center Community Development District Special Assessment Series 2000 B
10,000,000	8.00	05/01/2010	9,807,000
Poinciana Community Development District Special Assessment Series 2000 A
7,000,000	7.13	05/01/2031	6,832,840

			$ 38,250,666

Hawaii – 1.9%
Hawaii County Improvement District RB No. 17 Special Assessment Kaloko Subdivision Series 1991
$ 3,000,000	9.50%	08/01/2011	$ 3,018,990

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Kentucky – 0.2%
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
$ 500,000	5.70%	10/01/2010	$ 385,860

Louisiana – 4.1%
Louisiana Health and Educational Authority RB for Lambeth House Series 1998 A
$ 6,715,000	5.25%	01/01/2005	$ 6,341,445

Maryland – 0.3%
Prince Georges County RB for Dimensions Health Corp. Project Series 1994 (Baa1)
$ 560,000	5.30%	07/01/2024	$ 401,649

Minnesota – 2.8%
Maplewood Health Care Facility RB HealthEast Project Series 1996 (BBB-/Ba1)
$ 945,000	5.80%	11/15/2003	$ 908,872
St Paul Housing and Redevelopment Hospital Authority RB for Healtheast Project Series 1993 A (BBB-/Ba1)
3,920,000	6.63	11/01/2017	3,407,225

			$ 4,316,097

Mississipi – 2.7%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$ 5,000,000	5.88%	04/01/2022	$ 4,296,650

New Hampshire – 0.6%
New Hampshire Higher Educational and Health Facility Authority RB St. Joseph’s Hospital Series 1991 (BBB+/Baa2)
$ 1,000,000	7.50%	01/01/2016	$ 1,013,020

New Jersey – 6.4%
New Jersey Economic Development Authority RB Continental Airlines Inc. Project Series 1999 (AMT) (BB/Ba2)
$11,000,000	6.25%	09/15/2029	$ 10,012,420

New Mexico – 2.8%
Farmington PCRB Public Service Co. San Juan Series 1996 B (BBB-/Baa3)
$ 1,500,000	6.30%	12/01/2016	$ 1,469,730
Farmington PCRB Tucson Electric Power Co. San Juan Series 1997 A (B+/Ba3)
3,000,000	6.95	10/01/2020	2,960,040

			$ 4,429,770

Ohio – 4.4%
Cleveland Airport Special RB for Continental Airlines Inc. Series 1999 (AMT) (Ba2)
$ 8,020,000	5.70%	12/01/2019	$ 6,897,280

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Oklahoma – 5.6%
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (BBB/Baa2)
$ 5,825,000	5.63%	08/15/2029	$ 4,517,811
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (BBB/Baa2)
5,320,000	5.63	08/15/2019	4,290,261

			$ 8,808,072

South Carolina – 17.4%
South Carolina Jobs Economic Development Authority RB Palmetto Health Alliance Series 2000 A (BBB/Baa1)
$ 3,500,000	7.00%	12/15/2010	$ 3,487,470
12,000,000	7.13	12/15/2015	11,822,760
12,000,000	7.38	12/15/2021	11,862,240

			$ 27,172,470

Tennessee – 11.2%
Elizabethton Health and Educational Facility Board RB First Mortgage Series B (AAA/Baa2)
$17,170,000	8.00%	07/01/2033	$ 17,518,551

Wisconsin – 0.8%
Wisconsin Health and Educational Facility Authority RB Aurora Health Care Series 1999 B (BBB+)
$ 1,500,000	5.63%	02/15/2020	$ 1,263,075

U. S. Virgin Islands – 2.0%
Virgin Islands Public Finance Authority RB Subordinated Lien-Fund Loan Notes Series 1998 D
$ 2,000,000	6.00%	10/01/2004	$ 1,979,860
Virgin Islands Public Finance Authority RB Subordinated Lien-Fund Loan Notes Series 1998 D
1,100,000	6.00	10/01/2005	1,082,631

			$ 3,062,491

TOTAL DEBT OBLIGATIONS
(Cost $148,139,358)			$147,946,306

Short-Term Obligations – 15.5%

Alabama – 2.5%
Columbia IDA VRDN PCRB for Alabama Power Co. Project Series 1995 A (A/A2)#
$ 4,000,000	5.80%	05/01/2000	$ 4,000,000

New York – 0.4%
New York City GO Bonds VRDN Series 1993 B (SPA-FGIC) (AAA/Aaa)#
$ 600,000	6.10%	05/01/2000	$ 600,000

North Carolina – 4.9%
Wake County Industrial Facilities VRDN PCRB Carolina Power and Light Co. Project Series 1987 (LOC) (P1)#
$ 7,600,000	6.10%	05/01/2000	$ 7,600,000

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations – 15.5%

Texas – 7.7%
Brazos River Authority PCRB for Texas Utility Electric Co. Series 1999 A (AMT) (BBB+/A3)#"
$5,000,000	5.00%	04/01/2001	$ 5,000,000
Sabine River Authority PCRB for Texas Utilities Electric Co. Project Series 1995 C (AMT) (LOC) (AA+/Aa1)#
7,000,000	6.15	05/01/2000	7,000,000

			$ 12,000,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $24,200,000)			$ 24,200,000

TOTAL INVESTMENTS
(Cost $172,339,358)			$172,146,306

#	Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 2000.

"	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
AMT	—Alternative Minimum Tax
BAN	—Bond Anticipation Note
GO	—General Obligation
IDA	—Industrial Development Authority
LOC	—Letter of Credit
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
SPA-FGIC	—Stand by Purchase Agreement Insured by Financial Guaranty Insurance Co.
VRDN	—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TAX-FREE FUNDS

Statements of Assets and Liabilities
April 30, 2000 (Unaudited)

	Short Duration Tax-Free Fund	Municipal Income Fund	High Yield Municipal Fund

Assets:
Investment in securities, at value (identified cost $69,564,990, $105,777,487 and $172,339,358, respectively)	$68,763,973	$105,082,998	$172,146,306
Cash	130,162	53,375	56,859
Receivables:
Investment securities sold	—	—	6,140,885
Interest	1,120,890	1,947,798	2,002,770
Fund shares sold	440,282	210,529	95,010
Reimbursement from advisor	19,998	19,790	35,464
Other assets	4,017	12,172	—

Total assets	70,479,322	107,326,662	180,477,294

Liabilities:
Payables:
Investment securities purchased	—	—	23,987,339
Income distribution	21,275	169,973	17,852
Fund shares repurchased	36,330	101,569	—
Amounts owed to affiliates	33,428	87,403	86,996
Accrued expenses and other liabilities	28,341	32,068	35,526

Total liabilities	119,374	391,013	24,127,713

Net Assets:
Paid-in capital	76,397,535	112,950,190	156,194,211
Accumulated undistributed (distributions in excess of) net investment income	(17,134)	82,637	287,027
Accumulated net realized gain (loss) on investment and futures transactions	(5,219,436)	(5,402,689)	61,395
Net unrealized loss on investments	(801,017)	(694,489)	(193,052)

NET ASSETS	$70,359,948	$106,935,649	$156,349,581

Net asset value, offering and redemption price per share (a)
Class A	$9.85	$14.08	$10.02
Class B	$9.85	$14.08	$10.03
Class C	$9.85	$14.09	$10.02
Institutional	$9.84	$14.08	$10.02
Service	$9.84	$14.11	—

Shares outstanding:
Class A	2,055,265	5,879,745	5,931,240
Class B	175,505	630,326	653,315
Class C	187,268	249,472	636,506
Institutional	4,710,876	834,026	8,379,048
Service	16,978	114	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	7,145,892	7,593,683	15,600,109

(a) Maximum public offering price per share for Class A shares of Short Duration Tax-Free, (NAV per share multiplied by 1.0204) for Class A shares of Municipal Income and High Yield Municipal (NAV per share multiplied by 1.0471) is $10.05, $14.74 and $10.49, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TAX-FREE FUNDS

Statements of Operations
For the Period Ended April 30, 2000 (Unaudited)

	Short Duration Tax-Free Fund	Municipal Income Fund	High Yield Municipal Fund(c)

Investment income:

Interest	$2,057,644	$3,201,924	$ 642,762

Total income	2,057,644	3,201,924	642,762

Expenses:

Management fees	173,787	309,259	56,715
Distribution and Service fees (a)	46,359	172,624	18,858
Transfer Agent fees (b)	36,403	97,485	11,423
Custodian fees	34,267	34,780	6,394
Registration fees	31,278	29,926	17,540
Professional fees	24,839	24,839	4,449
Trustee fees	4,921	4,921	—
Service share fees	419	—	—
Other	27,087	27,306	7,493

Total expenses	379,360	701,140	122,872

Less-expenses reimbursed and fees waived	(143,800)	(147,634)	(35,464)

Net expenses	235,560	553,506	87,408

NET INVESTMENT INCOME	1,822,084	2,648,418	555,354

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from:
Investment transactions	(1,376,407)	(3,358,081)	61,395
Net change in unrealized loss on:
Investments	547,464	3,410,756	(193,052)

Net realized and unrealized gain (loss) on investment transactions	(828,943)	52,675	(131,657)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 993,141	$2,701,093	$ 423,697

(a)	Class A, Class B, and Class C of the following funds had Distribution and Service fees of:
Short Duration Tax-Free Fund — $26,824, $9,490 and $10,045, respectively.
Municipal Income Fund — $109,112, $45,060 and $18,452, respectively.
High Yield Municipal — $9,933, $4,573 and $4,352, respectively.

(b)	The following funds had Transfer Agency fees of:
Short Duration Tax-Free Fund — $20,385, $1,803, $1,909, $12,272 and $34 for Class A, Class B, Class C, Institutional Class and Service Class, respectively.
Municipal Income Fund — $82,925, $8,561, $3,506, $2,493 and $0 for Class A, Class B, Class C, Institutional Class, and Service Class, respectively.
High Yield Municipal — $7,549, $869, $827 and $2,178 for Class A, Class B, Class C and Institutional Class, respectively.
(c)	Commencement date of operations was April 3, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Period Ended April 30, 2000 (Unaudited)

	Short Duration Tax-Free Fund	Municipal Income Fund	High Yield Municipal Fund(a)

From operations:

Net investment income	$ 1,822,084	$ 2,648,418	$ 555,354
Net realized gain (loss) from investment and futures transactions	(1,376,407)	(3,358,081)	61,395
Net change in unrealized loss on investments and futures	547,464	3,410,756	(193,052)

Net increase in net assets resulting from operations	993,141	2,701,093	423,697

Distributions to shareholders:

From net investment income
Class A shares	(391,538)	(1,978,528)	(99,627)
Class B shares	(29,076)	(170,535)	(8,186)
Class C shares	(29,072)	(69,586)	(7,661)
Institutional shares	(1,250,420)	(307,873)	(152,853)
Service shares	(2,984)	(35)	—

Total distributions to shareholders	(1,703,090)	(2,526,557)	(268,327)

From share transactions:

Proceeds from sales of shares	25,960,703	18,645,883	159,264,763
Reinvestment of dividends and distributions	1,520,628	1,710,282	246,834
Cost of shares repurchased	(61,079,653)	(33,950,340)	(3,317,386)

Net increase (decrease) in net assets resulting from share transactions	(33,598,322)	(13,594,175)	156,194,211

TOTAL INCREASE (DECREASE)	(34,308,271)	(13,419,639)	156,349,581

Net assets:

Beginning of period	104,668,219	120,355,288	—

End of period	$ 70,359,948	$106,935,649	$156,349,581

Accumulated undistributed (distributions in excess of) net investment income	$ (17,134)	$ 82,637	$ 287,027

(a)	Commencement date of operations was April 3, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1999

	Short Duration Tax-Free Fund	Municipal Income Fund

From operations:

Net investment income	$ 3,447,171	$ 4,838,878
Net realized loss on investment and futures	(188,017)	(1,471,416)
Net change in unrealized gain on investments and futures	(1,991,940)	(8,980,803)

Net increase (decrease) in net assets resulting from operations	1,267,214	(5,613,341)

Distributions to shareholders:

From net investment income
Class A shares	(764,670)	(3,988,967)
Class B shares	(45,605)	(294,527)
Class C shares	(77,388)	(148,156)
Institutional shares	(2,578,390)	(545,553)
Administration shares	(2,735)	—
Service shares	(40,429)	(68)
In excess of net investment income
Class A shares	(27,843)	(30,293)
Class B shares	(1,661)	(2,237)
Class C shares	(2,818)	(1,125)
Institutional shares	(93,883)	(4,143)
Administration shares	(100)	—
Service shares	(1,472)	(1)
From net realized gain on investment and futures transactions
Class A shares	—	(577,455)
Class B shares	—	(47,276)
Class C shares	—	(18,715)
Institutional shares	—	(49,863)
Administration shares	—	—
Service shares	—	(10)

Total distributions to shareholders	(3,636,994)	(5,708,389)

From share transactions:

Proceeds from sales of shares	113,638,321	58,714,045
Reinvestment of dividends and distributions	3,252,382	4,377,689
Cost of shares repurchased	(93,695,830)	(38,312,817)

Net increase in net assets resulting from share transactions	23,194,873	24,778,917

TOTAL INCREASE	20,825,093	13,457,187

Net assets:

Beginning of year	83,843,126	106,898,101

End of year	$104,668,219	$120,355,288

Accumulated distributions in excess of net investment income	$ (136,128)	$ (39,224)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
April 30, 2000 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free), the Goldman Sachs Municipal Income Fund (Municipal Income) and the Goldman Sachs High Yield Municipal Fund (High Yield Municipal), collectively “the Funds” or individually a “Fund.” Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service. High Yield Municipal is a non-diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional. On July 20, 1999, the Administration Class shares of the Short Duration Tax-Free Fund were liquidated and are no longer offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of the security.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS TAX-FREE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES — continued

        The Short Duration Tax-Free and Municipal Income Funds, at their most recent tax year-ends of October 31, 1999, had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Years of Expiration

Short Duration Tax-Free	$3,843,000	2002-2007

Municipal Income	2,045,000	2007

At April 30, 2000 the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Loss

Short Duration Tax-Free	$ 69,564,990	$ 35,868	$ (836,885)	$(801,017)

Municipal Income	105,777,487	1,078,287	(1,772,776)	(694,489)

High Yield Municipal	172,339,358	484,626	(677,678)	(193,052)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as each Fund’s investment adviser pursuant to Investment Management Agreements (the “Agreements”). Under the Agreements, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .55% and .55% of the average daily net assets of Short Duration Tax-Free, Municipal Income and High Yield Municipal, respectively. GSAM has voluntarily agreed to waive a portion of its Management fee equal annually to .05% of the average daily net assets of Short Duration Tax-Free and Municipal Income. For the period ended April, 30, 2000, GSAM waived approximately $22,000 and $28,000 of its Management fee attributable to the Short Duration Tax-Free and Municipal Income Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.

GOLDMAN SACHS TAX-FREE FUNDS

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

        GSAM has voluntarily agreed to limit “Other Expenses” (excluding management, distribution and service fees, transfer agent fees and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00% of the average daily net assets of each Fund. For the period ended April 30, 2000, Goldman Sachs has agreed to reimburse approximately $121,000, $120,000 and $35,000 to Short Duration Tax-Free, Municipal Income and High Yield Municipal, respectively.

        Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $15,000, $14,000 and $429,000 for the period ended April 30, 2000 for Short Duration Tax-Free, Municipal Income and High Yield Municipal, respectively.

        The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Tax-Free. For the period ended April 30, 2000, Goldman Sachs has waived approximately $1,000 of the Distribution and Service fees attributable to the Class B shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

        Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.

        The Trust, on behalf of the Funds, has adopted Service Plans. These plans allow for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .50% of the average daily net assets of the share class.

At April 30, 2000, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total

Short Duration Tax-Free	$21	$ 7	$ 5	$33

Municipal Income	45	27	15	87

High Yield Municipal	57	19	11	87

GOLDMAN SACHS TAX-FREE FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities of long-term securities for the period ended April 30, 2000, were as follows:

Fund	Purchases	Sales or Maturities

Short Duration Tax-Free	$ 30,401,725	$58,802,434

Municipal Income	51,736,049	64,602,733

High Yield Municipal	159,170,790	11,112,234

Futures Contracts — The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At April 30, 2000, the Funds had no open futures contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended April 30, 2000, the Funds did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT AUDITORS

On October 26, 1999 the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds’ independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TAX-FREE FUNDS

Notes to Financial Statements (continued)
April 30, 2000 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended April 30, 2000 is as follows:

	Short Duration Tax-Free Fund		Municipal Income Fund		High Yield Municipal Fund(a)

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	839,679	$ 8,311,635	953,254	$13,399,185	5,951,178	$ 59,572,948
Reinvestment of dividends and distributions	29,455	291,059	100,839	1,416,140	8,891	89,086
Shares repurchased	(1,120,325)	(11,061,759)	(1,601,283)	(22,560,339)	(28,829)	(290,885)

	(251,191)	(2,459,065)	(547,190)	(7,745,014)	5,931,240	59,371,149

Class B Shares
Shares sold	50,653	501,675	64,134	902,192	653,009	6,535,188
Reinvestment of dividends and distributions	2,498	24,671	6,673	93,715	456	4,578
Shares repurchased	(79,168)	(782,177)	(103,656)	(1,459,499)	(150)	(1,514)

	(26,017)	(255,831)	(32,849)	(463,592)	653,315	6,538,252

Class C Shares
Shares sold	806,877	7,973,008	37,683	531,742	636,299	6,367,807
Reinvestment of dividends and distributions	2,491	24,601	3,048	42,842	457	4,575
Shares repurchased	(830,650)	(8,209,069)	(102,239)	(1,445,258)	(250)	(2,517)

	(21,282)	(211,460)	(61,508)	(870,674)	636,506	6,369,865

Institutional Shares
Shares sold	929,949	9,174,385	273,943	3,812,764	8,663,769	86,788,820
Reinvestment of dividends and distributions	119,175	1,177,156	11,200	157,550	14,830	148,595
Shares repurchased	(4,148,720)	(41,019,242)	(601,968)	(8,485,244)	(299,551)	(3,022,470)

	(3,099,596)	(30,667,701)	(316,825)	(4,514,930)	8,379,048	83,914,945

Service Shares
Shares sold	—	—	—	—	—	—
Reinvestment of dividends and distributions	318	3,141	3	35	—	—
Shares repurchased	(750)	(7,406)	—	—	—	—

	(432)	(4,265)	3	35	—	—

NET INCREASE (DECREASE)	(3,398,518)	$(33,598,322)	(958,369)	$(13,594,175)	15,600,109	$156,194,211

(a)	Commencement date of operations was April 3, 2000.

GOLDMAN SACHS TAX-FREE FUNDS

Share activity for the year ended October 31, 1999 is as follows:

	Short Duration Tax-Free Fund		Municipal Income Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,642,831	$26,739,478	2,487,407	$37,239,582
Reinvestment of dividends and distributions	60,149	606,852	236,715	3,547,213
Shares repurchased	(2,348,233)	(23,756,336)	(2,188,230)	(32,704,920)

	354,747	3,589,994	535,892	8,081,875

Class B Shares
Shares sold	143,414	1,452,458	311,533	4,688,547
Reinvestment of dividends and distributions	3,915	39,401	15,176	227,116
Shares repurchased	(41,468)	(421,907)	(97,942)	(1,472,016)

	105,861	1,069,952	228,767	3,443,647

Class C Shares
Shares sold	913,925	9,182,624	200,328	3,041,377
Reinvestment of dividends and distributions	6,945	70,046	7,806	116,917
Shares repurchased	(933,863)	(9,362,292)	(82,108)	(1,208,599)

	(12,993)	(109,622)	126,026	1,949,695

Institutional Shares
Shares sold	7,455,342	75,314,086	919,438	13,744,539
Reinvestment of dividends and distributions	247,700	2,495,701	32,665	486,364
Shares repurchased	(5,553,387)	(56,277,910)	(198,983)	(2,927,282)

	2,149,655	21,531,877	753,120	11,303,621

Administration Shares(a)
Shares sold	42,409	431,432	—	—
Reinvestment of dividends and distributions	155	1,575	—	—
Shares repurchased	(94,101)	(956,228)	—	—

	(51,537)	(523,221)	—	—

Service Shares
Shares sold	51,278	518,243	—	—
Reinvestment of dividends and distributions	3,822	38,807	5	79
Shares repurchased	(289,195)	(2,921,157)	—	—

	(234,095)	(2,364,107)	5	79

NET INCREASE	2,311,638	$23,194,873	1,643,810	$24,778,917

(a) Short Duration Tax-Free Administration Class shares were liquidated on July 20, 1999.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations (a)				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		From net investment income	In excess of net investment income	Net increase (decrease) in net asset value

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)
2000 - Class A Shares	$ 9.93	$ 0.19		$(0.09)		$(0.18)	$ —	$(0.08)
2000 - Class B Shares	9.93	0.17		(0.10)		(0.15)	—	(0.08)
2000 - Class C Shares	9.93	0.15		(0.09)		(0.14)	—	(0.08)
2000 - Institutional Shares	9.93	0.22		(0.11)		(0.20)	—	(0.09)
2000 - Service Shares	9.92	0.19		(0.09)		(0.18)	—	(0.08)

FOR THE YEARS ENDED OCTOBER 31,
1999 - Class A Shares	10.19	0.34		(0.24)		(0.34)	(0.02)	(0.26)
1999 - Class B Shares	10.18	0.28		(0.23)		(0.28)	(0.02)	(0.25)
1999 - Class C Shares	10.18	0.26		(0.22)		(0.26)	(0.03)	(0.25)
1999 - Institutional Shares	10.18	0.38		(0.23)		(0.39)	(0.01)	(0.25)
1999 - Administration Shares(f)	10.18	0.26	(e)	(0.12	) (e)	(0.27)	—	(0.13)
1999 - Service Shares	10.18	0.33	(e)	(0.24	) (e)	(0.33)	(0.02)	(0.26)

1998 - Class A Shares	10.08	0.36	(e)	0.13	(e)	(0.38)	—	0.11
1998 - Class B Shares	10.08	0.30	(e)	0.12	(e)	(0.32)	—	0.10
1998 - Class C Shares	10.07	0.28	(e)	0.14	(e)	(0.31)	—	0.11
1998 - Institutional Shares	10.07	0.39	(e)	0.13	(e)	(0.41)	—	0.11
1998 - Administration Shares	10.07	0.36	(e)	0.13	(e)	(0.38)	—	0.11
1998 - Service Shares	10.07	0.34	(e)	0.13	(e)	(0.36)	—	0.11

1997 - Class A Shares (commenced May 1)	9.94	0.20	(e)	0.14	(e)	(0.20)	—	0.14
1997 - Class B Shares (commenced May 1)	9.94	0.16	(e)	0.14	(e)	(0.16)	—	0.14
1997 - Class C Shares (commenced August 15)	10.04	0.07	(e)	0.03	(e)	(0.07)	—	0.03
1997 - Institutional Shares	9.96	0.42	(e)	0.11	(e)	(0.42)	—	0.11
1997 - Administration Shares	9.96	0.39	(e)	0.11	(e)	(0.39)	—	0.11
1997 - Service Shares	9.97	0.37	(e)	0.10	(e)	(0.37)	—	0.10

1996 - Institutional Shares	9.94	0.42	(e)	0.02	(e)	(0.42)	—	0.02
1996 - Administration Shares	9.94	0.39	(e)	0.02	(e)	(0.39)	—	0.02
1996 - Service Shares	9.95	0.37	(e)	0.02	(e)	(0.37)	—	0.02

1995 - Institutional Shares	9.79	0.42	(e)	0.15	(e)	(0.42)	—	0.15
1995 - Administration Shares	9.79	0.40	(e)	0.15	(e)	(0.40)	—	0.15
1995 - Service Shares	9.79	0.37	(e)	0.16	(e)	(0.37)	—	0.16

(a)	Includes the balancing effect of calculating per share amounts.

(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c)	Annualized.

(d)	Not annualized.

(e)	Calculated based on the average shares outstanding methodology.

(f)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

								Ratios assuming no voluntary waiver of fees or expense limitations

Net asset value, end of period	Total return (b)		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$ 9.85	1.02	% (d)	$20,249	0.79	% (c)	3.92	% (c)	1.12	% (c)	3.59	% (c)	35.93	% (d)
9.85	0.72	(d)	1,728	1.39	(c)	3.34	(c)	1.87	(c)	2.86	(c)	35.93	(d)
9.85	0.64	(d)	1,844	1.54	(c)	3.15	(c)	1.87	(c)	2.82	(c)	35.93	(d)
9.84	1.12	(d)	46,372	0.39	(c)	4.35	(c)	0.72	(c)	4.02	(c)	35.93	(d)
9.84	0.97	(d)	167	0.89	(c)	3.85	(c)	1.22	(c)	3.52	(c)	35.93	(d)

9.93	1.00		22,903	0.79		3.37		1.06		3.10		147.20
9.93	0.49		2,000	1.39		2.80		1.81		2.38		147.20
9.93	0.34		2,070	1.54		2.62		1.81		2.35		147.20
9.93	1.50		77,522	0.39		3.79		0.66		3.52		147.20
10.05 (f)	1.37	(d)	—	0.64	(c)	3.56	(c)	0.91	(c)	3.29	(c)	147.20
9.92	0.89		173	0.89		3.23		1.16		2.96		147.20

10.19	4.97		19,881	0.71		3.54		1.74		2.51		140.72
10.18	4.25		974	1.31		3.06		2.27		2.10		140.72
10.18	4.19		2,256	1.46		2.82		2.27		2.01		140.72
10.18	5.25		57,647	0.45		3.92		1.26		3.11		140.72
10.18	4.99		525	0.70		3.58		1.51		2.77		140.72
10.18	4.73		2,560	0.95		3.44		1.76		2.63		140.72

10.08	3.39	(d)	4,023	0.70	(c)	3.81	(c)	1.73	(c)	2.78	(c)	194.75
10.08	3.07	(d)	106	1.30	(c)	3.31	(c)	2.23	(c)	2.38	(c)	194.75
10.07	0.97	(d)	2	1.45	(c)	2.60	(c)	2.23	(c)	1.82	(c)	194.75
10.07	5.40		28,821	0.45		4.18		1.23		3.40		194.75
10.07	5.14		77	0.70		3.91		1.48		3.13		194.75
10.07	4.77		2,051	0.95		3.66		1.73		2.88		194.75

9.96	4.50		34,814	0.45		4.21		1.01		3.65		231.65
9.96	4.24		48	0.70		3.96		1.26		3.40		231.65
9.97	3.98		695	0.95		3.74		1.51		3.18		231.65

9.94	5.98		58,389	0.45		4.31		0.77		3.99		259.52
9.94	5.76		46	0.70		4.14		1.02		3.82		259.52
9.95	5.59		454	0.95		3.87		1.27		3.55		259.52

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
		Income (loss) from investment operations (a)		Distributions to shareholders
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	From net investment income	In excess of net investment income	From net realized gain	Net increase (decrease) in net asset value

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2000 - Class A Shares	$14.07	$0.34	$(0.01)	$(0.32)	$ —	$ —	$0.01
2000 - Class B Shares	14.08	0.28	(0.02)	(0.26)	—	—	0.00
2000 - Class C Shares	14.08	0.29	(0.01)	(0.27)	—	—	0.01
2000 - Institutional Shares	14.07	0.37	(0.01)	(0.35)	—	—	0.01
2000 - Service Shares	14.09	0.33	0.00	(0.31)	—	—	0.02

FOR THE YEARS ENDED OCTOBER 31,

1999 - Class A Shares	15.47	0.63	(1.29)	(0.65)	—	(0.09)	(1.40)
1999 - Class B Shares	15.47	0.51	(1.28)	(0.52)	(0.01)	(0.09)	(1.39)
1999 - Class C Shares	15.47	0.51	(1.28)	(0.51)	(0.02)	(0.09)	(1.39)
1999 - Institutional Shares	15.47	0.70	(1.30)	(0.70)	(0.01)	(0.09)	(1.40)
1999 - Service Shares	15.48	0.65	(1.32)	(0.63)	—	(0.09)	(1.39)

1998 - Class A Shares	14.99	0.65	0.50	(0.64)	—	(0.03)	0.48
1998 - Class B Shares	15.00	0.53	0.49	(0.52)	—	(0.03)	0.47
1998 - Class C Shares	14.99	0.53	0.50	(0.52)	—	(0.03)	0.48
1998 - Institutional Shares	15.00	0.68	0.50	(0.68)	—	(0.03)	0.47
1998 - Service Shares	14.99	0.64	0.49	(0.61)	—	(0.03)	0.49

1997 - Class A Shares	14.37	0.67	0.62	(0.67)	—	—	0.62
1997 - Class B Shares	14.37	0.56	0.63	(0.56)	—	—	0.63
1997 - Class C Shares (commenced August 15)	14.85	0.12	0.14	(0.12)	—	—	0.14
1997 - Institutional Shares (commenced August 15)	14.84	0.15	0.16	(0.15)	—	—	0.16
1997 - Service Shares (commenced August 15)	14.84	0.14	0.15	(0.14)	—	—	0.15

1996 - Class A Shares	14.17	0.65	0.20	(0.65)	—	—	0.20
1996 - Class B Shares (commenced May 1)	14.03	0.27	0.34	(0.27)	—	—	0.34

1995 - Class A Shares	13.08	0.67	1.09	(0.67)	—	—	1.09

(a)	Includes the balancing effect of calculating per share amounts.

(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND
								Ratios assuming no voluntary waiver of fees or expense limitations
Net asset value, end of period	Total return (b)		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$14.08	2.35	% (d)	$82,796	0.94	% (c)	4.75	% (c)	1.20	% (c)	4.49	% (c)	46.96	% (d)
14.08	1.90	(d)	8,878	1.69	(c)	4.00	(c)	1.95	(c)	3.74	(c)	46.96	(d)
14.09	1.97	(d)	3,515	1.69	(c)	3.99	(c)	1.95	(c)	3.73	(c)	46.96	(d)
14.08	2.56	(d)	11,745	0.54	(c)	5.17	(c)	0.80	(c)	4.91	(c)	46.96	(d)
14.11	2.38	(d)	2	1.04	(c)	4.82	(c)	1.30	(c)	4.56	(c)	46.96	(d)

14.07	(4.46)		90,443	0.94		4.15		1.14		3.95		70.31
14.08	(5.10)		9,334	1.69		3.40		1.89		3.20		70.31
14.08	(5.10)		4,379	1.69		3.40		1.89		3.20		70.31
14.07	(4.07)		16,197	0.54		4.58		0.74		4.38		70.31
14.09	(4.49)		2	1.04		4.35		1.24		4.15		70.31

15.47	7.79		91,158	0.87		4.25		1.64		3.48		56.51
15.47	6.91		6,722	1.62		3.44		2.16		2.90		56.51
15.47	6.98		2,862	1.62		3.38		2.16		2.84		56.51
15.47	8.00		6,154	0.58		4.41		1.12		3.87		56.51
15.48	7.68		2	1.08		4.21		1.62		3.67		56.51

14.99	9.23		64,553	0.85		4.60		1.62		3.83		153.12
15.00	8.48		1,750	1.60		3.74		2.12		3.22		153.12
14.99	1.75	(d)	130	1.60	(c)	3.24	(c)	2.12	(c)	2.72	(c)	153.12
15.00	2.10	(d)	351	0.60	(c)	4.41	(c)	1.12	(c)	3.89	(c)	153.12
14.99	1.93	(d)	2	1.10	(c)	4.24	(c)	1.62	(c)	3.72	(c)	153.12

14.37	6.13		52,267	0.85		4.58		1.55		3.88		344.13
14.37	4.40	(d)	255	1.60	(c)	3.55	(c)	2.05	(c)	3.10	(c)	344.13

14.17	13.79		53,797	0.76		4.93		1.49		4.20		335.55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout the Period
		Income from investment operations (a)		Distributions to shareholders
	Net asset value at beginning of period	Net investment income	Net realized and unrealized gain (loss)	From net investment income	In excess of net investment income	Net increase in net asset value

FOR THE PERIOD ENDED APRIL 30, (Unaudited)
2000 - Class A Shares (commenced April 3)	$10.00	$0.04	$0.00	$(0.02)	$ —	$0.02
2000 - Class B Shares (commenced April 3)	10.00	0.03	0.01	(0.01)	—	0.03
2000 - Class C Shares (commenced April 3)	10.00	0.03	0.00	(0.01)	—	0.02
2000 - Institutional Shares (commenced April 3)	10.00	0.04	0.00	(0.02)	—	0.02

(a)	Includes the balancing effect of calculating per share amounts.

(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
								Ratios assuming no expense limitations
Net asset value, end of period	Total return(b)		Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$10.02	0.40	% (d)	$59,448	0.99	% (c)	5.31	% (c)	1.33	% (c)	4.97	% (c)	7.51	% (d)
10.03	0.44	(d)	6,548	1.74	(c)	4.43	(c)	2.08	(c)	4.09	(c)	7.51	(d)
10.02	0.34	(d)	6,378	1.74	(c)	4.17	(c)	2.08	(c)	3.83	(c)	7.51	(d)
10.02	0.43	(d)	83,976	0.59	(c)	5.62	(c)	0.93	(c)	5.28	(c)	7.51	(d)

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Tax-Free Funds

In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.

Target Your Needs

The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* Please note: in general, greater returns are associated with greater risk.

Goldman Sachs Fixed Income Funds

HIGH YEILD
Higher Risk/Return
■ High Yield Fund

■ Global Income Fund
TAXABLE	■ Core Fixed Income Fund
■ Government Income Fund
■ Short Duration Government Fund
■ Adjustable Rate Government Fund

TAX-FREE	■ High Yield Municipal Fund
Lower Risk/Return	■ Municipal Income Fund
■ Short Duration Tax-Free Fund

For More Information

To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

The Goldman Sachs Advantage

When you invest in Goldman Sachs Tax-Free Funds, you can capitalize on Goldman Sachs' 131-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005

Trustees	Officers
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	Kerry Daniels, Vice President
John P. McNulty	James A. Fitzpatrick, Vice President
Mary P. McPherson	Mary Hoppa, Vice President
Alan A. Shuch	Nancy L. Mucker, Vice President
Jackson W. Smart, Jr.	John M. Perlowski, Treasurer
William H. Springer	Philip V. Giuca, Jr., Assistant Treasurer
Richard P. Strubel	Michael J. Richman, Secretary
Amy E. Belanger, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Goldman, Sachs & Co.
Distributor and Transfer Agent

Goldman Sachs Asset Management
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co. is the distributor of the Fund.

Under normal conditions, the Short Duration Tax-Free Fund will invest at least 80% of its net assets in tax-exempt securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. Investment income may be subject to state income taxes.

The Municipal Income Fund may include securities whose income may be subject to the federal alternative minimum tax and state income taxes.

At times, the High Yield Municipal Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Investment income may be subject to state income taxes and the alternative minimum tax. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: June 30, 2000 / 00-924	FI/TFSAR / 8K /6-00